SEMIANNUAL REPORT

                                [PHOTO OMITTED]

                                 Patriot Premium
                                Dividend Fund II

                                 APRIL 30, 1998




                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                James F. Carlin
                             William H. Cunningham*
                                Charles F. Fretz
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Patricia P. McCarter*
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                     President and Chief Operating Officer
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                  Second Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

              CUSTODIAN AND TRANSFER AGENT FOR COMMON SHAREHOLDERS
                          State Street Bank and Trust
                          Company 225 Franklin Street
                          Boston, Massachusetts 02110

                            TRANSFER AGENT FOR DARTS
                            The Chase Manhattan Bank
                              450 West 33rd Street
                            New York, New York 10001

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803


                   Listed New York Stock Exchange Symbol: PDT
                          The Patriot Group of Funds:
                                 1-800-843-0090

================================================================================
                               CHAIRMAN'S MESSAGE


DEAR FELLOW SHAREHOLDERS:

During the last decade, invest'rs have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

[A 1 1/4" x 1" photo of Edward J., Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to third paragraph.]

This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As we've said before, markets do indeed move in two directions, even though we've seen "up" much more than "down" recently. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,

/s/Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

             By Gregory K. Phelps for the Portfolio Management Team
                 John Hancock Patriot Premium Dividend Fund II

            Electric utility stocks charge ahead in favorable market
                           and regulatory environment

It was "lights on" for electric utility stocks - the Fund's primary focus - over the past six months as they staged one of their most impressive rallies in years. When the curtain opened on the period, electric companies were just coming back into favor, as economic and currency problems in Southeast Asia prompted a wave of electric utility stock buying. In the face of a potentially dramatic slowdown in that region, with its consequently negative effects on the world economies, investors turned their sights toward the more essential, domestically oriented segments of the market N including electric utilities. Falling bond yields and rising bond prices further fueled electric stocks, which typically follow bond prices because of their high yields. Finally, the regulatory environment, which had dealt the sector some blows in early 1997, turned more favorable. The combination of these factors led the Dow Jones Utility Average to an all-time high on December 31, 1997.

"...the Dow Jones Utility Average [rose] to an all-time high..."

January and February proved to be less favorable to electric stocks, however, largely because of a bout of profit-taking and new regulatory concerns. Although they briefly faltered in those two months, electric stocks took center stage again in March. Positive regulatory developments in Pennsylvania and Texas, coupled with a number of favorable comments from influential Wall Street analysts, set off a new rally that

[A 2 1/4" x 3 3/42" photo at bottom of page of fund management team. Caption reads "Fund management team members (l-r) Susan Kelly, Gregory Phelps, and Mark Maloney."]

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             John Hancock Funds - Patriot Premium Dividend Fund II


[Pie chart at top of left hand column with the heading "Portfolio Diversification". The chart is divided into 5 sections from top, left to right:
Short-Term Investments & Other 4%; Common Stock Utilities 29%; Preferred Stock Utilities 39%; Industrials 6% and Financials 22%. A note below the chart reads "As a percentage of net assets on Ap[ril 30, 1998."]

pushed the Dow Jones Utility Average back up to its previous high set on the last day of 1997.

April again witnessed some profit taking and sector rotation out of the group after the highs reached in March.

Performance and strategy recap
For the six months ended April 30, 1998, the Fund posted a total return of 12.20% at net asset value. By comparison, for the same six-month period the Dow Jones Utility Average had a total return of 19.63% and the average preferred stock closed-end fund returned 7.49%, according to Lipper Analytical Services, Inc. Prior to the start of the period, we had built up our stake in electric common stocks because we felt that their prices were compelling. After their January and February weakness, we added more. At the end of the period, electric utility common stocks made up 29% of the Fund's investments, compared to 25% six months earlier. Our increased holdings in these stocks helped our performance, since they outpaced their preferred stock counterparts.

"...our focus remained on preferred stocks..."

Despite the increase in our common stock holdings, our focus remained on preferred stocks because of their more consistent income stream. We also saw solid performance from this group, which generally offers higher yields than its common stock counterparts, but doesn't have as much price movement as common stocks during market declines or rallies. Of our preferred holdings, over three-quarters were securities eligible for the dividends-received deduction
(DRD), which offers distinct tax advantages to corporate investors. Thanks to a favorable bond market, a dwindling supply of these securities and a growing demand for them, many of our DRD-eligible preferred holdings posted attractive total returns.

Leaders and laggards
One of our best performers during the period was the DRD-eligible preferred stock of Union Texas Petroleum. It rose nicely after we bought it in March. One of the primary reasons for its rise was the scarcity of high-quality, attractively priced preferred stocks in general, and the scarcity of that security in particular. Not only did it offer an attractive 7.14% yield, but it also offered good call protection, which means it can't be redeemed by the company before a specified date. Call protection is extremely beneficial when interest rates are falling and corporations look to refinance their outstanding obligations at lower rates as a way to cut their costs. This feature allows us to hang on to stocks with higher-than-average yields. Another good preferred stock performer was Ford Motor

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Montana Power, followed by an up arrow with the phrase "Joint ventures with telecom providers well received". The second listing is Union Texas Petroleum followed by an up arrow with the phrase "Scarcity of DRD-eligible securities boosts prices". The third listing is TDS Capital followed by an arrow pointing to the left and right and the phrase "Non-DRD preferreds languish with supply pressures". A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

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             John Hancock Funds - Patriot Premium Dividend Fund II


[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1998". The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 12.20% total return for the John Hancock Patriot Premium Dividend Fund II. The second bar represents the 7.49% total return for the average preferred stock closed-end fund. The third bar represents the 19.63% total return for the Dow Jones Utility average. A note below the chart reads "The total return for John Hancock Patriot Premium Dividend Fund II is at net asset value with all distributions reinvested. The average preferred stock closed-end fund is tracked by Lipper Analytical Services, Inc. The Dow Jones Utility Average is an unmanaged index that measures the performance of the utility industry in the United States.]

Company, which tendered, or bought back, our holdings at very attractive prices.

A few of our preferred holdings got left behind during the period, primarily because they weren't DRD-eligible, and as such, their dividends were fully taxable. One example was telephone and data systems holding TDS Capital. Despite the fact that the company has strong operating results and that its preferred stock has an attractive 8.50% yield and relatively good call protection, its price languished because of its fully taxable status, and the fact that a large number of this type of preferred stock was issued during the first quarter. Among our common-stock utility holdings, some of the strongest returns came from Montana Power and Boston Edison. Montana Power, one of the nation's lowest-cost energy producers, got rousing applause from investors for entering into a joint agreement with Williams Companies and Enron to provide telecommunications services, and for starting the process of selling off its electric generating plants. In a similar development, Boston Edison has teamed up with a cable television operator to offer cable and Internet service to its customers.

"...the electric utility sector stands to benefit from its investment in non-regulated operations..."

Outlook and strategy
We're optimistic about the prospects for domestic electric utility stocks. Most companies in the industry are feverishly cutting costs, slashing capital expenditures and reducing debt. Those actions bode well for the profitability of those companies that undertake these programs. In addition to better profits, the electric utility sector stands to benefit from its investment in non-regulated operations such as telecommunications. And we believe the sector should get an added boost from the actions of many electric companies now announcing and implementing stock buyback programs. For those reasons, we'll continue to look for opportunities to add to attractive electric utility common stocks as long as we feel those fundamentals are in place. As for preferred stocks, we will keep them our primary focus. But with no signs of change in the scarcity of DRD-eligible preferreds, selectivity will be the watchword. We'll take special care to find those that we believe are attractively priced in a market environment that has pushed some DRD-eligible preferreds to very expensive price levels.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

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                              FINANCIAL STATEMENTS

             John Hancock Funds - Patriot Premium Dividend Fund II


The Statement of Assets and Liabilities is the Fund's balance sheet on April 30, 1998. You'll also find the net asset value per share, for each Common Share, as of that date.

Statement of Assets and Liabilities
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Assets:
Investments at value - Note C:
 Preferred stocks (cost - $188,022,365) ............               $203,134,207
 Common stocks (cost - $70,203,299) ................                 85,862,981
 Bonds (cost - $4,989,252) .........................                  5,020,650
 Short-term investments (cost - $3,702,720).........                  3,702,720
                                                                   ------------
                                                                    297,720,558
Receivable for investments sold ....................                  1,955,560
Dividends receivable ...............................                  1,312,949
Interest receivable ................................                     52,361
Other assets .......................................                     22,088
                                                                   ------------
                              Total Assets .........                301,063,516
                              -------------------------------------------------
Liabilities:
Payable for shares repurchased .....................                    152,069
DARTS dividend payable .............................                    127,365
Common shares dividend payable .....................                  1,125,204
Payable to John Hancock Advisers, Inc.
 and affiliates -Note B ............................                    237,996
Accounts payable and accrued expenses ..............                     66,782
                                                                   ------------
                              Total Liabilities ......                1,709,416
                              -------------------------------------------------

Net Assets:
Dutch Auction Rate Transferable Securities Preferred
 Shares Stock Series A (DARTS) -Without par value,
 unlimited number of shares of beneficial interest
 authorized, 500 shares issued, liquidation preference
 of $100,000 per share -Note A .....................                 50,000,000
                                                                   ------------

Dutch Auction Rate Transferable Securities Preferred
 Shares Stock Series B (DARTS) -Without par value,
 unlimited number of shares of beneficial interest
 authorized, 500 shares issued, liquidation preference
 of $100,000 per share -Note A  ....................                 50,000,000
                                                                   ------------

Common Shares -
Without par value, unlimited number of shares of
 beneficial interest authorized, 15,002,724
 shares issued and outstanding .....................                166,252,942
Accumulated net realized gain on investments .......                    978,583
Net unrealized appreciation of investments .........                 30,805,847
Undistributed net investment income ................                  1,316,728
                                                                   ------------
                              Net Assets applicable to
                              Common Shares ($13.29 per
                              share based on 15,002,724
                              shares outstanding) ..                199,354,100
                              -------------------------------------------------
                              Net Assets                           $299,354,100
                              =================================================


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding taxes
of $13,967) ........................................                 $9,991,745
Interest ...........................................                    122,280
                                                                   ------------
                                                                     10,114,025
                                                                   ------------
Expenses:
  Investment management fee-Note B .................                  1,243,544
  Administration fee-Note B ........................                    147,433
  DARTS and auction fees ...........................                    140,111
  Federal excise tax ...............................                     69,657
  Custodian fee ....................................                     39,329
  Auditing fee .....................................                     26,720
  Printing and postage .............................                     25,802
  Miscellaneous ....................................                     21,362
  Transfer agent fee ...............................                     20,118
  Trustees' fee ....................................                     11,429
  Legal fees .......................................                      2,057

                              Total Expenses .......                  1,747,562
                              -------------------------------------------------
                              Net Investment Income ..                8,366,463
                              -------------------------------------------------

Realized and Unrealized Gain on Investments:
 Net realized gain on investments sold .............                  2,542,764
 Change in net unrealized appreciation/depreciation
  of investments ...................................                 12,098,214
                                                                   ------------
                              Net Realized and Unrealized
                              Gain on Investments ..                 14,640,978
                              -------------------------------------------------
                              Net Increase in Net Assets
                              Resulting from Operations              23,007,441
                              =================================================
                              Distribution to
                              DARTS Shareholders ...                 (2,028,970)
                              -------------------------------------------------
                              Net Increase in Net Assets
                              Applicable to Common
                              Shareholders Resulting from
                              Operations Less DARTS
                              Distributions ........                $20,978,471
                              =================================================

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================
                              FINANCIAL STATEMENTS

             John Hancock Funds - Patriot Premium Dividend Fund II

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                           SIX MONTHS ENDED
                                                          YEAR ENDED        APRIL 30, 1998
                                                       OCTOBER 31, 1997       (UNAUDITED)
                                                       ----------------       -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ............................      $17,457,100          $8,366,463
  Net realized gain (loss) on investments sold .....          (50,758)          2,542,764
  Change in net unrealized appreciation/depreciation
  of investments ...................................       11,166,919          12,098,214
                                                         ------------        ------------
  Net Increase in Net Assets Resulting from Operations     28,573,261          23,007,441
                                                         ------------        ------------
Distributions to Shareholders:
  DARTS Series A - ($4,034 and $2,029 per share,
  respectively) -Note A ............................       (2,016,809)         (1,014,288)
  DARTS Series B - ($4,064 and $2,029 per share,
  respectively) -Note A ............................       (2,032,247)         (1,014,682)
  Common Shares -Note A:
  Dividends from accumulated net investment income
  ($1.0600 and $0.4500 per share, respectively).....      (15,902,145)         (6,750,891)
                                                         ------------        ------------
   Total Distributions to Shareholders .............      (19,951,201)         (8,779,861)
                                                         ------------        ------------
Net Assets:
  Beginning of period ..............................      276,504,460         285,126,520
                                                         ------------        ------------
  End of period (including undistributed net investment
  income of $1,730,126 and $1,316,728, respectively).    $285,126,520        $299,354,100
                                                         ============        ============

Analysis of Common Shareholder Transactions:

                                                                                        SIX MONTHS ENDED
                                                               YEAR ENDED                 APRIL 30, 1998
                                                            OCTOBER 31, 1997               (UNAUDITED)
                                                      --------------------------   -------------------------
                                                        SHARES        AMOUNT         SHARES        AMOUNT
                                                      -----------   ------------   ----------   ------------
Shares outstanding, beginning of period ............   15,002,724   $166,305,685   15,002,724   $166,252,942
Reclassification of capital accounts                           -         (52,743)          -             -
                                                      -----------   ------------   ----------   ------------
Shares outstanding, end of period ..................   15,002,724   $166,252,942   15,002,724   $166,252,942
                                                      ===========   ============   ==========   ============

The Statement of Changes in Net Assets shows how the value of the FundOs net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders. The footnote illustrates any reclassifications of share capital amounts, the number of Common Shares outstanding at the beginning and the end of the period for the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       7

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                              FINANCIAL STATEMENTS

             John Hancock Funds - Patriot Premium Dividend Fund II


Financial Highlights
Selected data for a Common Share outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                  YEAR ENDED OCTOBER 31,       SIX MONTHS ENDED
                                                     ------------------------------------------ APRIL 30, 1998
                                                     1993      1994     1995     1996    1997     (UNAUDITED)
                                                    -------- --------- ------- -------- --------   ---------
Per Share Operating Performance
Net Asset Value, Beginning of Period ............    $12.28   $13.65    $9.67    $11.88   $11.76    $12.34
                                                     ------   ------   ------    ------   ------    ------
Net Investment Income ...........................      1.13     1.10     1.31      1.19     1.16      0.56
Net Realized and Unrealized Gain (Loss)
on Investments                                         1.80    (3.61)    2.02     (0.06)    0.75      0.98
                                                     ------   ------   ------    ------   ------    ------
    Total from Investment Operations ............      2.93    (2.51)    3.33      1.13     1.91      1.54
                                                     ------   ------   ------    ------   ------    ------
Less Distributions:
Dividends to DARTS Shareholders .................     (0.21)   (0.22)   (0.30)    (0.28)   (0.27)    (0.14)
Dividends to Common Shareholders from Net
Investment Income ...............................     (0.86)   (0.93)   (0.82)    (0.97)   (1.06)    (0.45)
Distributions to Common Shareholders from Net
Realized Short-term Capital Gains on Investments      (0.49)   (0.32)      -         -        -         -
                                                     ------   ------   ------    ------   ------    ------
         Total Distributions ....................     (1.56)   (1.47)   (1.12)    (1.25)   (1.33)    (0.59)
                                                     ------   ------   ------    ------   ------    ------
Net Asset Value, End of Period ..................    $13.65    $9.67   $11.88    $11.76   $12.34    $13.29
                                                     ======   ======   ======    ======   ======    ======
Per Share Market Value, End of Period ...........   $12.625   $8.875  $10.750   $10.875   $11.50   $11.875
Total Investment Return, at Market Value             22.06%  (20.91%)  31.24%     9.86%   16.12%     7.13%(5)

Ratios and Supplemental Data
Net Assets Applicable to Common Shares, End of
Period (000s omitted) ...........................  $204,768 $145,120 $178,200  $176,504 $185,127  $199,354
Ratio of Expenses to Average Net Assets (1)......     1.28%    1.27%    1.33%     1.26%    1.21%     1.19%(4)
Ratio of Net Investment Income to Average
Net Assets (1)...................................     5.53%    6.20%    7.58%     6.47%    6.24%     5.67%(4)
Portfolio Turnover Rate .........................       57%      52%      87%       35%      41%       14%

Senior Securities
Total DARTS Series A Outstanding (000s omitted)..   $50,000  $50,000  $50,000   $50,000  $50,000   $50,000
Total DARTS Series B Outstanding (000s omitted)..   $50,000  $50,000  $50,000   $50,000  $50,000   $50,000
Asset Coverage per Unit (2) .....................  $307,595 $244,639 $276,974  $272,651 $284,939  $301,028
Involuntary Liquidation Preference DARTS
A per Unit (3) ..................................  $100,000 $100,000 $100,000  $100,000 $100,000  $100,000
Involuntary Liquidation Preference DARTS
B per Unit (3) ..................................  $100,000 $100,000 $100,000  $100,000 $100,000  $100,000
Approximate Market Value per Unit (3) ...........  $100,000 $100,000 $100,000  $100,000 $100,000  $100,000

(1) Ratios calculated on the basis of expenses and net investment income applicable to both common and preferred shares relative to the average net assets for both common and preferred shares.
(2) Calculated by subtracting the FundOs total liabilities (not including the DARTS) from the FundOs total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date.
(3)  Plus accumulated and unpaid dividends.
(4)  Annualized.
(5)  Not annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the FundOs net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       8

================================================================================
                              FINANCIAL STATEMENTS

             John Hancock Funds - Patriot Premium Dividend Fund II

Schedule of Investments
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Fund on April 30, 1998. It's divided into four main categories: preferred stocks, common stocks, bonds and short-term investments. The stocks and bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                 MARKET
ISSUER, DESCRIPTION                       NUMBER OF SHARES       VALUE
-------------------                       ----------------       -----
PREFERRED STOCKS
Automobile/Trucks (3.11%)
  General Motors Corp., 9.12%,
    Depositary Shares, Ser G ..........      208,800          $5,911,650
  General Motors Corp., 9.125%,
    Depositary Shares, Ser B ..........      130,000           3,388,125
                                                               ---------
                                                               9,299,775
                                                               ---------
Banks -D Foreign (0.83%)
  Australia and New Zealand Banking Group
    Ltd., 9.125% (Australia) ..........       51,200           1,392,000
  Banco Bilbao Vizcaya International
   (Gibraltar) Ltd., 9.75%, Gtd
   Ser A, American Depositary Receipt
   (ADR) (Spain) .....................        40,000           1,112,500
                                                               ---------
                                                               2,504,500
                                                               ---------

Banks -D United States (9.16%)
 ABN AMRO North America,  Inc.,  6.59%,
  Ser H (R) ..........................         4,000           4,460,000
 ABN AMRO North America,  Inc.,  8.75%,
  Ser A (R) ..........................         1,060           1,250,800
 Chase Manhattan Corp.,  10.84%,
  Ser C ..............................       137,376           4,224,312
 Chase Manhattan Corp., 9.76%,
  Ser B ..............................        68,000           1,861,500
 Fleet Financial Group,  Inc., 6.75%,
  Ser VI .............................        97,000           5,335,000
 Fleet  Financial  Group,  Inc.,  9.35%,
   Depositary  Shares ................       175,700           4,831,750
J.P. Morgan & Company Inc., 6.625%,
  Depositary Shares, Ser H  ..........       100,000           5,450,000
                                                              ----------
                                                              27,413,362
                                                              ----------
Broker Services (4.95%)
  Bear Stearns Companies, Inc., 5.72%,
   Ser F .............................        40,000          $2,000,000
  Bear Stearns Companies, Inc., 6.15%,
   Ser E .............................        84,300           4,467,900
  Merrill Lynch & Co., Inc., 9.00%,
   Depositary Shares, Ser A ..........       112,000           3,549,000
  Morgan Stanley Group, Inc., 7.75%,
   Depositary Shares .................        91,000           4,811,625
                                                              ----------
                                                              14,828,525
                                                              ----------
Diversified Operations (0.51%)
  Grand Metropolitan Delaware, L.P., 9.42%,
   Gtd Ser A .........................        54,000           1,525,500
                                                              ----------
Finance (1.48%)
  MBNA Corp., 7.50%, Ser A ...........       113,600           3,067,200
   SI Financing Trust I, 9.50%, Gtd Pfd Sec &
    Purchase Contract ................        50,100           1,352,700
                                                              ----------
                                                              4,419,900
                                                              ----------
Insurance (4.87%)
  Travelers Group, Inc., 6.213% ......        96,000           5,112,000
  Travelers Group, Inc. 6.231%,
   Depositary Shares, Ser H ..........        64,500           3,418,500
  Travelers Group, Inc., 6.365% ......        28,500           1,567,500
  Travelers Group, Inc., 8.40%,
   Depositary Shares, Ser K ..........       160,000           4,480,000
                                                              ----------
                                                              14,578,000
                                                              ----------
Leasing Companies (1.17%)
  AMERCO, 8.50%, Ser A ...............        90,300           2,432,456
  Capita Preferred Trust, 9.06% ......        40,000           1,075,000
                                                              ----------
                                                               3,507,456
                                                              ----------
Oil & Gas (1.79%)
 Union Texas Petroleum Holdings, Inc.,
  7.14%, Ser A .......................        50,000           5,350,000
                                                             -----------
Paper & Paper Products (1.04%)
  Bowater Inc., 8.40%,
   Depositary Shares, Ser C ..........       120,000           3,120,000
                                                              ----------
Utilities (38.95%)
  Baltimore Gas & Electric Co., 6.70%,
   Ser 1993 ..........................        10,000           1,110,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       9

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================================================================================
                              FINANCIAL STATEMENTS

             John Hancock Funds - Patriot Premium Dividend Fund II


                                                                 MARKET
ISSUER, DESCRIPTION                       NUMBER OF SHARES       VALUE
-------------------                       ----------------       -----
Utilities (continued)
  Baltimore Gas & Electric Co., 6.99%,
   Ser 1995 ..........................        30,000          $3,435,000
  Boston Edison Co., 4.78% ...........        29,994           2,474,505
  Commonwealth Edison Co., $7.24 .....        35,785           3,614,285
  Commonwealth Edison Co., $8.38 .....        26,830           2,693,061
  Commonwealth Edison Co., $8.40,
   Ser A .............................        48,586           4,910,223
  Consumers Energy Co., $2.08
   (Class A) .........................       187,025           4,815,894
  El Paso Tennessee Pipeline Co., 8.25%,
   Ser A .............................       181,100          10,254,788
  Empire District Electric Co., 8.125%.      150,100           1,567,044
  Entergy Gulf States, Inc.,
    Adjustable Rate Preferred (ARP),
    Depositary Shares, Ser B .........         5,394             272,397
  Florida Power & Light Co., 6.75%,
   Ser U .............................        33,000           3,675,375
  Florida Power & Light Co., 6.98%,
   Ser S .............................        13,021           1,458,352
  Hawaiian Electric Industries Capital
   Trust I, 8.36% ....................        50,000           1,290,625
  Idaho Power Co., 7.07% .............        14,000           1,559,250
  Indianapolis Power & Light Co., 5.65%       10,000           1,032,500
  MCN Michigan, L.P., 9.375%,
   Ser A .............................        50,000           1,296,875
  Massachusetts Electric Co., 6.99% ..        16,500           1,837,687
  Monongahela Power Co., 7.73%,
   Ser L .............................        45,500           5,187,000
  Montana Power Co., $6.875 ..........        50,000           5,550,000
  Narragansett Electric Co., 6.95% ...        53,500           2,969,250
  NIPSCO Capital Markets, Inc., 7.75%,
   Ser A .............................        76,000           1,919,000
  PSI Energy, Inc., 6.875% ...........        45,430           5,065,445
  Pacific Gas & Electric, 7.04%,
   Ser U .............................        75,542           2,086,848
  Public Service Electric & Gas Co., 6.92%    45,500           5,078,938
  Puget Sound Energy, Inc., 7.45%,
   Ser II ............................       155,711           4,379,371
  Puget Sound Energy, Inc., 8.50%,
   Ser III ...........................       164,405           4,356,733
  Sierra Pacific Power Capital I, 8.60%       32,000             844,000
  Sierra Pacific Power Co., $3.90,
   Ser C .............................        13,476             694,014
  Sierra Pacific Power Co., 7.80%,
   Ser 1 (Class A) ....................      153,986           4,388,601


                                                                 MARKET
ISSUER, DESCRIPTION                       NUMBER OF SHARES       VALUE
-------------------                       ----------------       -----
Utilities (continued)
  South Carolina Electric & Gas Co.,
   6.52% .............................        50,000          $5,525,000
  TDS Capital Trust I, 8.50% .........       141,215           3,442,116
  TDS Capital Trust II, 8.04% ........        40,000             975,000
  Texas Utilities Electric Co., $1.805,
  Depositary Shares, Ser B ............       81,900           2,170,350
  Texas Utilities Electric Co., $1.875,
  Depositary Shares, Ser A ...........       122,380           3,212,475
  Texas Utilities Electric Co., $7.98.        34,500           3,933,000
  UtiliCorp Capital, L.P., 8.875%,
   Ser A .............................        95,000           2,464,062
  Virginia Electric & Power Co., $6.98        35,000           3,924,375
  Virginia Electric & Power Co., $7.05        10,000           1,123,750
                                                             -----------
                                                             116,587,189
                                                             -----------
         TOTAL PREFERRED STOCKS
         (Cost $188,022,365)                 (67.86%)        203,134,207

COMMON STOCKS
Utilities (28.68%)
  Boston Edison Co. ..................        90,000           3,667,500
  Cinergy Corp. ......................       105,000           3,661,875
  Conectiv, Inc. (Class A) ...........        30,400             997,500
  Conectiv, Inc. .....................        85,000           1,779,687
  DPL, Inc. ..........................       207,000           3,764,812
  DTE Energy Corp. ...................        61,500           2,410,031
  Dominion Resources, Inc. ...........        67,700           2,678,381
  Florida Progress Corp. .............       176,250           7,160,156
  Hawaiian Electric Industries, Inc. ..       19,500             789,750
  Houston Industries, Inc. ...........        82,300           2,391,844
  Interstate Energy Corp. ............       153,900           4,857,469
  KeySpan Energy Corp. ...............        31,000           1,057,875
  Long Island Lighting Co. ...........       152,600           4,568,463
  MidAmerican Energy Holdings Co. ....       298,300           6,301,588
  Montana Power Co. ..................       103,300           3,841,469
  Nevada Power Co. ...................        75,000           1,842,187
  New Century Energies, Inc. .........        76,760           3,646,100
  New England Electric System ........        99,500           4,328,250
  OGE Energy Corp. ...................        50,000           2,746,875
  Pacific Enterprises ................        51,100           1,989,706
  PacifiCorp  ........................        26,900             625,425
  Potomac Electric Power Co. .........       150,500           3,687,250
  Puget Sound Energy, Inc. ...........       215,400           5,667,713
  Southern Co. .......................        58,000           1,537,000
  Teco Energy, Inc. ..................        72,000           1,917,000
  Texas Utilities Co. ................        29,000           1,160,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

             John Hancock Funds - Patriot Premium Dividend Fund II


                                                                 MARKET
ISSUER, DESCRIPTION                       NUMBER OF SHARES       VALUE
-------------------                       ----------------       -----
Utilities (continued)
  UtiliCorp United, Inc. .............        75,000          $2,821,875
  Washington Water Power Co. .........       172,400           3,965,200
                                                             -----------
         TOTAL COMMON STOCKS
         (Cost $70,203,299)                  (28.68%)         85,862,981
                                             -------         -----------

                         INTEREST    CREDIT      PAR VALUE
                          RATE       RATING*   (000s OMITTED)
                          ----       -------   --------------
BONDS
Utilities (1.68%)
  K N Energy, Inc.,
    Sr Deb  03-01-28     7.25%        BBB-          $5,000     5,020,650
                                                             -----------
                                 TOTAL BONDS
                           (Cost $4,989,252)        (1.68%)    5,020,650
                                                   -------   -----------
SHORT-TERM INVESTMENTS
Commercial Paper (1.23%)
   Chevron Corp.,
   05-01-98               5.45           AA          3,703     3,702,720
                                                             -----------
               TOTAL SHORT-TERM INVESTMENTS         (1.23%)    3,702,720
                                                   -------   -----------
                          TOTAL INVESTMENTS        (99.45%)  297,720,558
                                                   -------   -----------
          OTHER ASSETS AND LIABILITIES, NET         (0.55%)    1,633,542
                                                   -------   -----------
                           TOTAL NET ASSETS       (100.00%) $299,354,100
                                                   -------   -----------

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $5,710,800 or 1.91% of net assets as of April 30, 1998.

* Credit ratings are unaudited and are rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard and Poor's ratings are not available.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated. The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

              John Hanock Funds - Patriot Premium Dividend Fund II


(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES
John Hancock Patriot Premium Dividend Fund II (the "Fund") is a diversified closed-end management investment company, registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Effective June 1, 1998, the Fund will determine the net asset value of the Common Shares each business day at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time).

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,564,181 of capital loss carryforwards available to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards will expire as follows: October 31, 2004 N $642,996 and October 31, 2005 N $921,185. Expired capital loss carryforwards are reclassified to capital paid-in in the year of expiration.

DIVIDENDS, INTEREST AND DISTRIBUTIONSE Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through October 31, 1997, which has no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED STOCK SERIES A AND SERIES B (DARTS) The Fund issued 598 shares of DARTS Series A and 598 shares of DARTS Series B concurrently with the issuance of its Common Shares in the public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and have been reset every 49 days thereafter by auction. Dividend rates on the DARTS Series A and Series B ranged from 3.34% to 3.99% and 3.88% to 4.27%, respectively, during the period ended April 30, 1998. During the period ended October 30, 1990, the Fund retired 98 shares of DARTS from both Series A and Series B.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividend on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

              John Hanock Funds - Patriot Premium Dividend Fund II


Shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respects to the DARTS, as defined in the Fund's By-Laws.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS
Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., for a continuous investment program equivalent, on an annual basis, to the sum of 0.50% of the Fund's average weekly net assets, plus 5.00% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1% annually of the Fund's average weekly net assets. For the period ended April 30, 1998, the advisory fee incurred did not exceed the maximum advisory fee allowed.

The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer, and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to 0.10% of the Fund's average weekly net assets.

Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as other assets. The deferred compensation liability and the related other assets are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1998 the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $2,925.

NOTE C -
INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1998, aggregated $40,201,645 and $45,506,631, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1998.

The cost of long-term investments owned at April 30, 1998, for federal income tax purposes was $263,214,916. Gross unrealized appreciation and depreciation of investments aggregated $31,440,681 and $637,759, respectively, resulting in net unrealized appreciation of $30,802,922 for federal tax purposes.

SHAREHOLDER  MEETING
On March 5, 1998, the Annual Meeting of John Hancock Patriot Premium Dividend Fund II (the "Fund") was held to elect four Trustees and to ratify the action of the Trustees in selecting independent auditors for the Fund.

The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                         WITHHELD
                                              FOR        AUTHORITY
                                              ---        ---------
Edward J. Boudreau, Jr.                  12,022,905      163,603
Anne C. Hodsdon                          12,012,045      174,463
Steven R. Pruchansky                     12,023,114      163,394
Norman H. Smith                          12,024,753      161,755

The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending October 31, 1998, with the votes tabulated as follows: 11,994,647 FOR, 44,569 AGAINST and 147,871 ABSTAINING.

================================================================================

              John Hanock Funds - Patriot Premium Dividend Fund II


INVESTMENT OBJECTIVE AND POLICY
The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

DIVIDEND REINVESTMENT PLAN
The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02210, as agent for the common shareholders. Holders of Common Shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders may join the Plan by filling out and mailing an authorization card showing an election to reinvest all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 no later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contract the broker, bank, or nominee to participate in the Plan.

If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, after such date except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

================================================================================

              John Hanock Funds - Patriot Premium Dividend Fund II


The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

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1-800-843-0090                                                        PAID
INTERNET: www.jhancock.com/funds                               S. Hackensack, NJ
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